UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 25, 2014

BUFFALO WILD WINGS, INC.

(Exact name of registrant as specified in its charter)

Minnesota	000-24743	31-1455915
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5500 Wayzata Boulevard, Suite 1600 Minneapolis, Minnesota	55416
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code         952-593-9943

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As previously stated, Buffalo Wild Wings has initiated a long-term growth strategy of investing in emerging restaurant brand opportunities. We have taken an investment in Rusty Taco, Inc., which owns and operates Rusty Taco restaurants and is headquartered in Dallas, Texas. We continue to evaluate other opportunities consistent with our long-term growth strategy. A copy of the press release announcing the investment is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit	Description

99.1	Press Release dated August 25, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUFFALO WILD WINGS, INC.

By	/s/ Emily C. Decker
Emily C. Decker
Senior Vice President, General Counsel and Secretary

Date: August 25, 2014

EXHIBIT INDEX

Exhibit	Description	Manner of Filing

99.1	Press Release dated August 25, 2014.	Filed Electronically.